EXHIBIT 10.2

FIRST AMENDMENT TO PURCHASE FOR BELMAR VILLAS

This FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT FOR BELMAR VILLAS (this “Amendment”) is made and entered into as of June 2, 2017, by and between Seagate Belmar Associates, LLC, a Colorado limited liability company (“Seller”), and Steadfast Asset Holdings, Inc., California corporation (“Purchaser”).
RECITALS:

A.    Seller and Purchaser are parties to that certain Purchase and Sale Agreement for Belmar Villas dated as of May 22, 2017 (the “Agreement”). All initially-capitalized terms not otherwise defined in this Amendment shall have the meanings set forth in the Agreement unless the context clearly indicates otherwise.

B.    It has come to Purchaser’s attention that (i) a recent hail storm may have damaged certain of the Improvements (“Hail Damage”), and (ii) that certain Lease Agreement and Memorandum of Lease dated as of February 17, 2017 by and between JETZ SERVICE CO., INC., and Seller (collectively, the “Lease”), which Purchaser intends to assume at the Closing, contains a misrepresentation by Seller that only 31 units on the Property are plumbed with their own washer and/or dryer connections, when in fact there are 33 units on the Property plumbed with their own washer and/or dryer connections (the “Unit Misrepresentation”).

C.    Seller and Purchaser mutually desire to amend the Agreement as provided in this Amendment.

AGREEMENTS:

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser hereby agree as follows:

1.Initial Non-Refundable Date. Notwithstanding anything to the contrary contained in the Agreement, the Initial Non-Refundable Date of June 2, 2017, shall be extended until 5:00 p.m. Central time on June 9, 2017 solely with respect to (i) evaluating the Hail Damage, and (ii) correcting the Unit Misrepresentation.
3.    Miscellaneous.

(a)    No Other Amendments; This Amendment Governs and Controls. Except as expressly modified by this Amendment, the Agreement shall remain unmodified and in full force and effect and is hereby ratified and affirmed. To the extent any of the provisions of this Amendment are inconsistent with any of the provisions set forth in the Agreement, the provisions of this Amendment shall govern and control.

861650	1	Amendment to PSA

(b)    Authority. Each party represents to the other party or parties that the individual or individuals executing this Amendment on behalf of such party has the capacity and authority to execute and deliver this Amendment on behalf of such party, and that this Amendment, once executed and delivered, is the legal, valid and binding obligation of such party.
(c)    Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document. The delivery of an executed counterpart of this Amendment by facsimile or as a PDF or similar attachment to an e-mail shall constitute effective delivery of such counterpart for all purposes with the same force and effect as the delivery of an original, executed counterpart.
(d)    Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the successors and assigns of the parties to this Amendment.
(e)    Governing Law. This Amendment shall be governed by, interpreted under, and construed and enforced in accordance with, the laws of the State of Colorado.

(SIGNATURES ON NEXT PAGE)

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IN WITNESS WHEREOF, Seller and Purchaser have executed this Amendment as of the day and year first above written.

SELLER:

Seagate Belmar Associates, LLC,
a Colorado limited liability company

By:     Belmar Manager SPE, LLC,
a Delaware limited liability company

By:    Belmar Manager, LLC,
a Colorado limited liability company,
sole manager and member

By: /s/ Mark B. Polite_____________
    Mark B. Polite, Manager

[Signatures Continue on Following Page]

861650	Signature Page	Amendment to PSA

PURCHASER:

STEADFAST ASSET HOLDINGS, INC.,
a California corporation

By:    /s/ Christopher Hilbert___________
Print Name: Christopher Hilbert
Print Title: President

861650	Signature Page	Amendment to PSA